SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

__________________

DOVER CORPORATION

(Exact Name of Registrant as Specified in Charter)

__________________

STATE OF DELAWARE	1-4018	53-0257888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 922-1640
(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: FORM OF STOCK OPTION AND CASH PERFORMANCE PROGRAM AWARD AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement

At a meeting on February 10, 2005, the Compensation Committee of the Company’s Board of Directors specified the participants and set the performance goals for 2005 under the Company’s Executive Officer Annual Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, participants selected by the Compensation Committee are eligible to receive annual cash incentives (bonuses) based upon one or more objective financial performance criteria selected by the Compensation Committee, Ronald L. Hoffman and Robert G. Kuhbach, the Company’s CEO and CFO, respectively, and the Presidents of each of the Company’s six segments will participate in the Incentive Plan for 2005 and will be awarded cash bonuses for 2005 under and in accordance with the terms of the Incentive Plan if the performance goals are met for 2005. The goal for the CEO and CFO is a specified earnings per share for the Company. The goal for the President of each segment is a specified amount of operational earnings for that segment. In all cases, the annual incentive payment will be zero if the actual performance is less that 50% of the goal and cannot exceed twice the targeted annual incentive amount.

The six participants in the Incentive Plan in 2004, namely the Company’s CEO, President and the President of each of the Company’s four segments, will all receive an annual incentive payment for 2004 that is within the goals and parameters of the Incentive Plan and will appear in the Summary Compensation Table included in the Company’s Proxy Statement to be sent to stockholders in March 2005.

The Company’s 2005 Equity and Cash Incentive Plan (the “2005 Plan”) was approved by shareholders of the Company on April 20, 2004. The 2005 Plan became effective on February 1, 2005, and replaced the Company’s 1995 Stock Option Plan and 1995 Cash Performance Program, which expired on January 30, 2005. A copy of the 2005 Plan was filed as an exhibit to the Company’s March 10, 2004 Proxy Statement. The form of stock option and cash performance program award agreement under the 2005 Plan applicable to executive officers of the Company is attached hereto as Exhibit 10.1 and its terms are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

The following exhibit is filed as part of this report:
10.1 Form of stock option and cash performance program award agreement applicable to executive officers of Dover Corporation under Dover Corporation’s 2005 Equity and Cash Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2005	DOVER CORPORATION (Registrant)

	By:	/s/ Joseph W. Schmidt

Joseph W. Schmidt, Vice President, General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit

10.1	Form of stock option and cash performance program award agreement applicable to executive officers of Dover Corporation under Dover Corporation’s 2005 Equity and Cash Incentive Plan.